MERRILL LYNCH
MULTI-STATE
LIMITED MATURITY
MUNICIPAL
SERIES TRUST



FUND LOGO



Quarterly Report

October 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust



Officers and
Trustees

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Edward J. Andrews, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10005

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, October 31, 1999



TO OUR SHAREHOLDERS

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the three-month period ended October 31, 1999. Continued strong US employment growth was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the three-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 10 basis points (0.10%).

Long-term tax-exempt bond yields also rose during the three months ended October 31, 1999. Investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 50 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy
Merrill Lynch California Limited
Maturity Municipal Bond Fund
During the quarter ended October 31, 1999, the state of California continued to exhibit strong economic growth as foreign trade, retail sales and computer technology services continued to expand. Rather than slowing as many had expected, the state's economic expansion regained strength. Both employment and personal income are showing good growth coming off increases of 3.5% and 6.1%, respectively, in 1998. Similar gains are expected this fiscal year with some moderate slowing in 2000. The state's September 1999 seasonally adjusted unemployment rate stood at 5.2%, well above the national average, although almost 13% higher than the state's pre-recession level. On June 30, 1999, the General Fund had a balance of $2.4 billion, including $1.9 billion in the state's Reserve Fund. Revenues for 1999--2000 are expected to increase about 8.7%, with personal income tax revenue expected to rise 7.9%. A surplus balance of $1.7 billion is projected for year-end, including $880 million in the state's Reserve Fund. Revenues in the first quarter of 1999--2000 were up 11.2% over the comparable period a year earlier and about 2 percentage points above the August estimate, led by personal income tax growth 3.2% above estimates. The state's debt position continues to be favorable, with net tax supported debt of about $25.1 billion, or $795 per capita and 2.8% of personal income, both very moderate ratios.

At October 31, 1999, net assets of Merrill Lynch California Limited Maturity Municipal Bond Fund stood at approximately $7.9 million, a decrease of approximately 5% from the July quarter-end. We plan to maintain a neutral investment strategy until US economic growth moderates from the strong growth of the first two quarters of 1999. During the October quarter, we maintained a cash position of above 10% of net assets. For most of the period, approximately 82% of the Fund's net assets were rated AA or better by at least one of the major rating agencies. Higher-rated issues tend to outperform lesser-rated securities in a rising interest rate environment. This strategy enhanced Fund performance considerably as the Federal Reserve Board once again increased the Federal Funds rate 25 basis points in August and expectations were for at least one more tightening in the near future (which occurred on November 16) as the economy continues to expand and inflation concerns are increasing.
We expect to continue to maintain this neutral stance into the next few months or until US growth moderates and the Federal Reserve
Board is perceived to be ahead of the inflation curve.



Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, October 31, 1999



Merrill Lynch Florida Limited
Maturity Municipal Bond Fund
During the quarter ended October 31, 1999, the state of Florida continued to exhibit strong economic growth. The state's economic performance was fueled by nationwide personal income gains, low inflation and surging consumer confidence, which led the state's surging tourism industry, revitalized housing gains and bolstered the state's expanding services industry. The state's September seasonally adjusted unemployment rate stood at 3.8%, below the national average of 4.2%. Financial operations continued the better-than-expected trend of the past few years, with the state's Budget Stabilization Fund at $787 million, or 4.4% of 1998--1999 revenues. Additionally, 1998--1999 closed with $573.8 million in combined general and working capital fund balances, the equivalent of a further 3.2% in increased revenues. While the balance is expected to be reduced to $416 million by the end of this year, the Budget Stabilization Fund is expected to increase to $847 million by fiscal year-end as tax revenues continue to outperform estimates and increase the state's rainy day cushion. State tax-supported debt has remained moderate over a long period and at $12.5 billion is equal to $888 per capita and 3.3% of personal income. The state has initiated a debt affordability study to deal with its rapidly growing educational system and the structure of debt issuance in the years ahead.

At October 31, 1999, net assets of Merrill Lynch Florida Limited Maturity Municipal Bond Fund stood at approximately $13.3 million, a decrease of approximately 8% from the July quarter-end. We plan to maintain a neutral investment strategy until US economic growth moderates from the strong growth of the first two quarters of 1999. During the October quarter, we maintained a cash position of above
5% of net assets. For most of the period, approximately 88% of the Fund's net assets were rated AA or better by at least one of the major rating agencies. Higher-rated issues tend to outperform lesser-rated securities in a rising interest rate environment. This strategy enhanced Fund performance considerably as the Federal Reserve Board once again increased the Federal Funds rate 25 basis points in August and expectations were for at least one more tightening in the future (which occurred on November 16) as the economy continues to expand and inflation concerns are increasing.
We expect to continue to maintain this neutral stance into the next few months or until US growth moderates and the Federal Reserve
Board is perceived to be ahead of the inflation curve.

In Conclusion
We thank you for your support of Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Edward J. Andrews)
Edward J. Andrews
Vice President and Portfolio Manager



November 29, 1999



To reduce shareholders' expenses, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% the next year to 0%. In addition, Class B Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. Class C Shares are available only through the exchange privilege.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                                    Since
                                                                 3 Month          12 Month        Inception       Standardized
As of October 31, 1999                                         Total Return     Total Return     Total Return     30-day Yield
California Limited Maturity Fund Class A Shares                    -0.12%           -0.04%          +24.02%            2.47%
California Limited Maturity Fund Class B Shares                    -0.31            -0.49           +21.31             2.14
California Limited Maturity Fund Class C Shares                    -0.16            -0.21           +21.59             2.33
California Limited Maturity Fund Class D Shares                    -0.24            -0.23           +22.28             2.38
Florida Limited Maturity Fund Class A Shares                       -0.07            -0.05           +22.74             2.80
Florida Limited Maturity Fund Class B Shares                       -0.06            -0.40           +20.19             2.48
Florida Limited Maturity Fund Class C Shares                       -0.23            -0.39           +18.31             2.66
Florida Limited Maturity Fund Class D Shares                       -0.10            -0.25           +20.88             2.71

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The since inception periods for each of the Funds within Merrill Lynch Multi-State Limited Maturity Municipal Series Trust are from 11/26/93 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, October 31, 1999


PERFORMANCE DATA (concluded)


Average Annual
Total Returns


California Limited Maturity Fund


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         +0.39%         -0.61%
Five Years Ended 9/30/99                   +4.23          +4.02
Inception (11/26/93) through 9/30/99       +3.83          +3.65

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                        % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 9/30/99                         +0.03%         -0.94%
Five Years Ended 9/30/99                   +3.84          +3.84
Inception (11/26/93) through 9/30/99       +3.44          +3.44

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 9/30/99                         +0.32%         -0.66%
Inception (10/21/94) through 9/30/99       +4.13          +4.13

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         +0.29%         -0.71%
Inception (10/21/94) through 9/30/99       +4.25          +4.04

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



Florida Limited Maturity Fund

                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         +0.28%         -0.72%
Five Years Ended 9/30/99                   +3.95          +3.74
Inception (11/26/93) through 9/30/99       +3.59          +3.41

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 9/30/99                         -0.08%         -1.05%
Five Years Ended 9/30/99                   +3.58          +3.58
Inception (11/26/93) through 9/30/99       +3.22          +3.22

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 9/30/99                         +0.01%         -0.96%
Inception (10/21/94) through 9/30/99       +3.51          +3.51

[FN]
 *Maximum contingent deferred sales charge is 1% and reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/99                         +0.18%         -0.83%
Inception (10/21/94) through 9/30/99       +3.94          +3.73

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



PORTFOLIO COMPOSITION


California
Limited Maturity
Municipal
Bond Fund

For the Quarter Ended October 31, 1999

Distribution by Market Sector*
General Obligations & Tax Revenue Bonds      20.2%
Prerefunded Bonds**                           5.4
Other Revenue Bonds                          74.4
                                            ------
Total                                       100.0%
                                            ======


Net assets as of October 31, 1999 were $7,894,585.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa                                      47%
AA/Aa                                        35%
A/A                                          11%
Other++                                       7%

[FN]
 *Based on total market value of the portfolio as of October 31,
  1999.
**Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.


Florida
Limited Maturity
Municipal
Bond Fund

For the Quarter Ended October 31, 1999

Distribution by Market Sector*
Prerefunded Bonds**                          64.4%
General Obligations & Tax Revenue Bonds      23.7
Utility Revenue Bonds                         2.1
Other Revenue Bonds                           9.8
                                            ------
Total                                       100.0%
                                            ======


Net assets as of October 31, 1999 were $13,345,522.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

AAA/Aaa                                     59%
AA/Aa                                       29%
A/A                                          5%
Other++                                      7%

[FN]
 *Based on total market value of the portfolio as of October 31,
  1999.
**Backed by a fund holding US Treasury or other high-quality securities.
++Temporary investments in short-term municipal securities.